EXHIBIT 99.2

ARBINET FILES PRELIMINARY PROXY MATERIALS AND SETS

RECORD DATE FOR ANNUAL MEETING

New Brunswick, NJ, April 4, 2006 – Arbinet-thexchange, Inc. (NASDAQ: ARBX), the world’s leading electronic marketplace for trading, routing and settling communications capacity, today announced that it has filed its preliminary proxy statement with the Securities and Exchange Commission (SEC) in which its Board unanimously recommends that stockholders vote FOR the Board’s two director nominees – Michael J. Donahue and Leo J. Pound – on the Company’s WHITE proxy card at its 2006 Annual Meeting of Stockholders. The record date for stockholders entitled to vote at the 2006 Annual Meeting is May 2, 2006.

Arbinet noted that a group of dissident investors, including the Company’s former Chief Executive Officer, Alex Mashinsky, has announced its intention to wage a proxy contest to elect its own slate of director nominees. Members of Arbinet’s Board have initiated discussions with Mr. Mashinsky and his affiliates in an effort to reach a cooperative solution. Based on these discussions, the dissidents’ past record at Arbinet, and the Board’s belief that many of Mr. Mashinsky’s suggestions, such as new products and services, are already being pursued by Arbinet’s current management team, the Arbinet Board unanimously believes that stockholders’ interests are best served by the election of the Board’s director nominees.

Upon receiving clearance from the SEC, Arbinet’s definitive proxy statement for its 2006 Annual Meeting will be mailed to stockholders of record as of May 2, 2006. When available, copies of the definitive proxy materials may be requested by contacting Innisfree M&A Incorporated, toll-free at (888) 750-5834 or by email at info@innisfreema.com.

About Arbinet

Arbinet is the leading electronic marketplace for trading, routing and settling communications capacity. Members of the exchange, consisting primarily of communications service providers, anonymously buy and sell voice calls and Internet capacity based on route quality and price through its centralized, efficient and liquid marketplace. Members place orders through a web-based interface. Its fully automated, highly scalable trading platform matches these orders using proprietary software and delivers them through state-of-the-art facilities. Arbinet is focusing on leveraging its web-based trading systems, intellectual property portfolio and operations support systems to allow trading, routing and settlement of other digital goods and offer additional services.

Additional Information and Where to Find It

The Company filed a preliminary proxy statement with the Securities and Exchange Commission on April 4, 2006 and will mail to its stockholders a definitive proxy statement in connection with the 2006 annual meeting of stockholders (the “Proxy Statement”). The Proxy Statement contains important information about the Company, the annual meeting and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN, AND WILL CONTAIN, IMPORTANT INFORMATION.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the Securities and Exchange Commission by the Company through the website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, filings of the Company with the Securities and Exchange Commission, can be obtained, without charge, by directing a request to Arbinet-thexchange, Inc., Mike Lemberg, 120 Albany Street, Tower II, Suite 450, New Brunswick, NJ 08901 (Tel: (732) 509-9220) or by emailing questions to mlemberg@arbinet.com.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Proxy Statement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on March 14, 2006, and its preliminary proxy statement for its 2006 annual meeting, as filed with the Securities and Exchange Commission on April 4, 2006. INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY BEFORE MAKING A DECISION.

Contacts

Barrett Golden / Eric Brielmann

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

120 Albany St. Tower II, Suite 450, New Brunswick, NJ 08901

phone: 732-509-9100, fax: 732-509-9101, website: www.arbinet.com

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